EXHIBIT 10(i)

                                  HOWTEK, INC.

                           CERTIFICATE OF DESIGNATION
                                       OF
                    7.0% SERIES A CONVERTIBLE PREFERRED STOCK
                            SETTING FORTH THE POWERS,
                      PREFERENCES, RIGHTS, QUALIFICATIONS,
                         LIMITATIONS AND RESTRICTIONS OF
                         SUCH SERIES OF PREFERRED STOCK

                            -------------------------

     Pursuant to Section 151 of the General Corporation Law of the State of Delaware, Howtek, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     That pursuant to the authority of Directors of the Board of Directors of the Corporation by Article Fourth of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation adopted the following resolution creating a series of preferred stock designated as 7.0% Series A Convertible Preferred Stock.

     RESOLVED that, pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the General Corporation Law of the State of Delaware and the provisions of the Certificate of Incorporation, a series of the class of authorized Preferred Stock, liquidation preference $100 per share, of the Corporation is hereby created and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof, are as follows:

     Section 1. Designation, Number and Rank. (a) The shares of such series shall be designated "7.0% Series A Convertible Preferred Stock" (the "Series A Preferred Stock"). The number of shares initially constituting the Series A Preferred Stock shall be 10,000, par value $.01 per share, which number may be decreased (but not increased) by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then outstanding shares of Series A Preferred Stock.

     (b) The Series A Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution or winding up, rank prior to the common stock, par value $.01 per share, of the Corporation (the "Common Stock") and any other issue of preferred stock hereinafter created by the Corporation which does not expressly provide that it ranks senior to or pari passu with the Series A Preferred Stock as to dividends, liquidation preference or otherwise.

     Section 2. Dividends and Distributions. (a) The holders of shares of Series A Preferred Stock, in preference to the holders of shares of Common Stock and of any shares of other capital stock of the Corporation (other than shares of any other issue of preferred stock hereinafter created by the Corporation that expressly provides that it ranks senior to or pari passu with the Series A
Preferred Stock as to dividends and distributions), shall be entitled to receive, out of the assets of the Corporation legally available therefor, cumulative dividends of $7.00 per annum per share, payable annually, subject to appropriate adjustment by the Board of Directors of the Corporation in the event of any stock split, dividend or similar division of shares of Series A Preferred Stock or reverse split or similar combination of the Series A Preferred Stock. Dividends shall be payable annually, in arrears, on the last day of December in each year, commencing December 31, 1999.

     (b) Dividends payable pursuant to paragraph (a) of this Section 2 shall begin to accrue and be cumulative from the date of issuance, whether or not earned or declared. The amount of dividends so payable shall be determined on the basis of twelve 30-day months and a 360-day year. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend declared hereon, which record date shall be no more than sixty days prior to the date fixed for the payment thereof.

     (c) Dividends payable pursuant to paragraph (a) of this Section 2 shall be payable at the Corporation's option in either cash or in that number of shares of Common Stock determined by dividing the total amount of dividends due by the Fair Market Value of the Common Stock. For purposes of this paragraph (c) and
Section 7(d) "Fair Market Value" shall mean the average of the closing sales price of the Common Stock as reported on Nasdaq (or such other exchange or quotation medium on which the Common Stock is then traded) for the ten (10) day trading period ending on the third trading date immediately preceding the payment date. In the event of payment of dividends in shares of Common Stock no fractional shares shall be issued but cash shall be paid in lieu of the issuance of the fractional shares based upon the Fair Market Value of such fractional shares.

     (d) No dividends or other distributions shall be paid or set apart for payment on, and no purchase, redemption or other acquisition shall be made by the Corporation of any shares of Common Stock unless and until all accrued and unpaid dividends on the Series A Preferred Stock, including the full dividend for the then-current annual dividend period, shall have been paid or declared and set apart for payment.

     (e) The holders of shares of Series A Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided herein.

     Section 3. Voting Rights. In addition to any voting rights provided in the Corporation's Certificate of Incorporation or By-Laws, the Series A Preferred Stock shall vote together with the Common Stock as a single class on all actions to be voted on by the stockholders of the Corporation. Each share of Series A Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of whole shares of Common Stock into which each share of Series A Preferred Stock is then convertible. The holders of Series A Preferred Stock shall be entitled to notice of any stockholder's meeting in accordance with the By-Laws of the Corporation.

     Section 4. Redemption at the Option of the Corporation.

     (a) Provided the Corporation has not received a notice of conversion pursuant to Section 7 hereof, the Corporation may at any time after the date of issuance, at the option of the Board of Directors, redeem in whole or in part the Series A Preferred Stock by paying in cash therefor a sum equal to $100 per share, together with any accrued and unpaid dividends thereon (the "Redemption Price"). The Redemption Price shall be subject to appropriate adjustment by the Board of Directors of the Corporation in the event of any stock split, dividend or similar division of shares of Series A Preferred Stock or reverse split or similar combination of the Series A Preferred Stock. At least fifteen (15) but no more than thirty (30) days prior to the Redemption Date (as hereinafter defined) set forth therein, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series A Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the date of such redemption (the "Redemption Date"), the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Any redemption effected pursuant to this Section 4 shall be made on a pro rata basis among the holders of the Series A Preferred Stock in proportion to the number of shares of Series A Preferred Stock then held by them. Each holder of Series A Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled.

     (b) From and after the applicable Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series A Preferred Stock designated for redemption in the Redemption Notice as holders of Series A Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares.

     Section 5. Reacquired Shares. Any shares of Series A Preferred Stock converted, redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof and shall upon cancellation be restored to the status of authorized but unissued shares of preferred stock, subject to reissuance by the Board of Directors as shares of preferred stock of one or more other series but not as shares of Series A Preferred Stock.

     Section 6. Liquidation, Dissolution or Winding Up.

     (a) If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 180 consecutive days and on account of any such event the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, no distribution shall be made (i) to the holders of shares of Common Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 with respect to each share (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus all declared or accumulated but unpaid dividends on such shares.

     (b) Neither the consolidation, merger or other business combination of the Corporation with or into any other person or persons nor the sale of all or substantially all the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this
Section 6.

     Section 7. Conversion. The holders of the Series A Preferred Stock shall have conversion rights as follows:

     (a) Each share of Series A Preferred Stock, if not redeemed by the Corporation, is convertible into that number of shares of Common Stock determined by dividing the aggregate liquidation preference of the number of Series A Preferred Stock being converted by $1.00 (the "Conversion Rate"). The Conversion Rate shall be subject to appropriate adjustment by the Board of Directors of the Corporation in the event of any stock split, dividend or similar division of the Common Stock or reverse split or similar combination of the Common Stock prior to conversion.

     (b) Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock together with such other documents and evidence of payment of any required taxes on the part of the holder as the Corporation may request, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

     (c) In case any shares of Series A Preferred Stock are to be redeemed pursuant to Section 4, such right of conversion shall cease and terminate as to the shares of Series A Preferred Stock to be redeemed at the close of business on the business day next preceding the date fixed for redemption unless the Corporation shall default in the payment of the Redemption Price.

     (d) Upon conversion, the holder of shares of Series A Preferred Stock shall be entitled to receive any accrued and unpaid dividends on the shares of Series A Preferred Stock surrendered for conversion to the date of such conversion. Such dividends shall be payable at the Corporation's option in either cash or in that number of shares of Common Stock determined by dividing the total amount of dividends due by the Fair Market Value of the Common Stock. In the event of payment of dividends in shares of Common Stock no fractional shares shall be issued but cash shall be paid in lieu of the issuance of the fractional shares based upon the Fair Market Value of such fractional shares.

     (e) Once the Corporation has received the written notice of the holder of the election to convert, the right of the Corporation to redeem such shares of Series A Preferred Stock shall terminate.

     (f) The Corporation will pay any and all issue or other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock on conversion of the Series A Preferred Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of Common Stock in a name other than that of the holder of Series A Preferred Stock, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

     (g) The Corporation shall at all times reserve and keep available for issuance upon the conversion of the Series A Preferred Stock, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series A Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Series A Preferred Stock.

     Section 8. Certain Covenants. Any registered holder of Series A Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designation or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     IN WITNESS WHEREOF, a duly authorized officer of the Corporation has caused this Certificate to be duly executed on this 22nd day of December, 1999.

                                            HOWTEK, INC.


                                            By: /s/ W. Scott Parr
                                                ---------------------
                                            Name:W. Scott Parr
                                            Title:President